SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  FORM 8-K12G3


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 22, 1997


                             OraLabs Holding Corp.
                        (successor to SSI Capital Corp.)
             (Exact name of registrant as specified in its charter)


          Colorado                                             14-1623047
     ------------------       ----------------------      -------------------
(State or other jurisdiction       (Commission                 (IRS EIN)
      of incorporation)            File Number)


                2901 S. Tejon Street, Englewood, Colorado 80110
               ------------------------------------------ -------
       Registrant's telephone number, including area code (303) 783-9499


                               SSI Capital Corp.
                      ------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

On August 15, 1997, the holders of more than two-thirds of the shares of common stock of SSI Capital Corp. ("SSI") approved the Plan of Merger ("the Merger Agreement") between SSI and its subsidiary, OraLabs Holding Corp. ("OraLabs"), a newly formed Colorado state corporation. The Agreement became effective August 22, 1997. The Commission File Number for SSI is 000-12893.

Pursuant to the Merger Agreement, SSI, a New York corporation, was merged with and into OraLabs, a Colorado corporation. As of the effective date of the Merger Agreement, the owner of each outstanding share of common stock of SSI now owns one-half (1/2) common share of OraLabs (any remaining fractional shares were added up to the next whole share). Each outstanding certificate representing an SSI common share will represent one-half of the number of shares in OraLabs. All outstanding options of SSI are now options of OraLabs. The Merger Agreement is attached as Exhibit A in the Definitive Information Statement filed by SSI on July 24, 1997, which Merger Agreement is hereby incorporated by reference herein.

As a result of the merger, the Articles of Incorporation and Bylaws of OraLabs replace the Certificate of Incorporation and Bylaws of SSI. The Articles and Bylaws of OraLabs, which are hereby incorporated by reference to Exhibits C and D of the Definitive Information Statement referenced above, provide for the indemnification of the officers and directors of OraLabs to the fullest extent permitted by law and permit the company to purchase and maintain insurance with respect thereto. Also, the Articles and Bylaws limit the liability of directors to the company or its shareholders for monetary damages for breach of fiduciary duty as a director except in certain instances. OraLabs is the successor to SSI pursuant to the closing of the Merger Agreement, and OraLabs hereby undertakes to assume the reporting obligations of SSI.


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


ITEM 7.  EXHIBITS.

The following exhibits are incorporated by reference into this Current Report.

   Exhibit
   Number

     2. The Plan of Merger, the Articles of Incorporation of OraLabs Holding Corp. and Bylaws of OraLabs Holding Corp., attached as Exhibits A, C and D of the Definitive Information Statement filed by SSI Capital Corp. on July 24, 1997.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OraLabs Holding Corp.
                                               (Registrant)


                                           /s/  Gary H. Schlatter
                                           -------------------------------------
                                                President


August 26, 1997
--------------------
(Date)



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